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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 25, 1999
                                                          --------------



                                   EG&G, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




  Massachusetts                     1-5075                     04-2052042
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(State  or other            (Commission File Number)          (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)
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     45 William Street, Wellesley, Massachusetts                    02481
     ---------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)





                                 (781) 237-5100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

On April 25, 1999, the Company issued a press release reporting on its financial results for the first quarter of 1999 (see attached press release).


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EG&G, Inc.


                                          By  /s/ Murray Gross
                                              ----------------------------------
                                              Senior Vice President,
                                              General Counsel and Clerk


Date: May 6, 1999



                                  EXHIBIT INDEX

Exhibit Number                      Exhibit Description
--------------                      --------------------
(99)                                Press Release dated April 25, 1999